EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Funds III

BlackRock Cash Funds: Institutional

Trust Shares

SUMMARY PROSPECTUS  |  MAY 1, 2010

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Fund	Trust Shares Ticker Symbol
BlackRock Cash Funds: Institutional	BGTXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus/cash. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated May 1, 2010, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Summary Prospectus

Key Facts About Blackrock Cash Funds: Institutional

Investment Objective

The investment objective for BlackRock Cash Funds: Institutional (the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek a high level of income consistent with liquidity and the preservation of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold Trust Shares of the Fund.

Annual Class Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.10%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.38%
Administration Fees	0.38%
Independent Expenses[2,3]	0.00%
Total Annual Class Operating Expenses[4]	0.48%
Fee Waivers and/or Expense Reimbursements[1,3]	(0.03)%
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,3,4]	0.45%
[1]

BlackRock Fund Advisors (“BFA”) (formerly, Barclays Global Fund Advisors), the investment adviser to Money Market Master Portfolio (the “Money Market Master Portfolio”), a series of Master Investment Portfolio (“MIP”), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.

[2]	Independent Expenses have been restated to reflect current fees.
[3]

“Independent Expenses” consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Money Market Master Portfolio. BlackRock Institutional Trust Company, N.A. (“BTC”) (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Money Market Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.

[4]	Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Money Market Master Portfolio in which the Fund invests.

Example:

This Example is intended to help you compare the cost of investing in Trust Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Trust Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Trust Shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$148	$262	$598

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a “feeder” fund that invests all of its investable assets in the Money Market Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Money Market Master Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Money Market Master Portfolio. For simplicity, the prospectus (“Prospectus”) uses the name of the Fund or the term “Fund” (as applicable) to include Money Market Master Portfolio.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. (“BlackRock”) or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer’s creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund’s value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■

Concentration Risk — The Fund may concentrate its investments in the U.S. banking industry which would subject it to the risks generally associated with investments in the U.S. banking industry (i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry).

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The bar chart and table in this section provide some indication of the risks of investing in Trust Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Trust Shares of the Fund for each complete calendar year since the Fund’s inception. The average annual total return table compares the average annual total return of Trust Shares of the Fund to that of the Money Fund Report (“MFR”) All Taxable Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

BlackRock Cash Funds: Institutional – Trust Shares

Year-by-Year Returns (Years Ended December 31)

During the periods shown in the bar chart, the highest return for a quarter was 1.27% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.01% (quarters ended September 30, 2009 and December 31, 2009). The year-to-date return as of March 31, 2010 was 0.01%.

As of 12/31/09 Average Annual Total Returns	1 Year	5 Years	Since Inception (June 10, 2004)
BlackRock Cash Funds: Institutional—Trust Shares	0.18%	3.07%	2.89%
MFR All Taxable Average	0.38%	2.85%	2.75%[1]
[1]	The MFR All Taxable Average is calculated from May 31, 2004.

The Fund’s 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund’s current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser

Money Market Master Portfolio’s investment adviser is BFA.

Purchase and Sale of Shares

The Fund’s minimum initial investment is $100,000, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the “NYSE” or “Exchange”) is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

To be eligible to purchase Trust Shares of the Fund, you must invest through an employer-sponsored or individual retirement savings plan; invest the proceeds rolled over from such retirement savings plan into an individual retirement account (“IRA”); maintain an account with State Street Bank and Trust Company, the Fund’s transfer agent (the “Transfer Agent”), or with one of the Fund’s shareholder servicing agent (the “Shareholder Servicing Agent”). Please contact your Shareholder Servicing Agent or the Transfer Agent for more information.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a “Business Day”) (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day’s net asset value (“NAV”). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information

The Fund’s dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. (“SEI” or the “Distributor”), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated May 1, 2010, are incorporated by reference into this Summary Prospectus.

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INVESTMENT COMPANY ACT FILE # 811-07332 © BlackRock Advisors, LLC
BR Cash Funds: Institutional — Trust Shares SPRO-CF-TRU-INS-0510